                                                                      Exhibit 4


                           [Form of Face of Security]


REGISTERED                                                            REGISTERED

                                USX CORPORATION

 No. FXRA-___              MEDIUM-TERM NOTE,SERIES C              CUSIP ________
                                 (Fixed Rate)


[Insert if the Security is to be a Global Security -- This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]


PRINCIPAL AMOUNT AND CURRENCY
  OR CURRENCY UNIT:


DENOMINATIONS
(IF OTHER THAN U.S. DOLLARS OR THE U.S. DOLLAR
DENOMINATIONS SET FORTH ON THE REVERSE):


OPTION TO RECEIVE PAYMENTS IN           EXCHANGE RATE AGENT:
  SPECIFIED CURRENCY:

         YES: ___   NO: ___


DATE OF ISSUE:                          STATED MATURITY OF SECURITY:


INTEREST RATE:                          COMPUTATION PERIOD:




INTEREST PAYMENT DATE(S):               REGULAR RECORD DATE(S):

REDEMPTION DATE(S):                     REDEMPTION PERCENTAGE(S):




REDEMPTION DATE(S)                      REDEMPTION PERCENTAGE(S)
  (OPTION OF HOLDER):                     (OPTION OF HOLDER):



NOTICE PERIOD:                          (ORIGINAL ISSUE DISCOUNT SECURITY:)*


OTHER PROVISIONS:



         USX CORPORATION, a corporation duly organized under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- Cede & Co., as nominee for The Depository Trust Company] [________________________________________________________________], or
registered assigns, the principal amount specified above (any currency or currency unit other than U.S. dollars being hereinafter referred to as a "Specified Currency") on the Stated Maturity specified above and to pay interest thereon (computed, unless a different Computation Period is specified above, on the basis of a 360-day year of twelve 30-day months) from and including the Date of Issue specified above (the "Date of Issue") or from and including the most recent Interest Payment Date to which interest on this Security (or any Predecessor Security) has been paid or duly provided for to, but excluding, the Interest Payment Date, on the Interest Payment Date(s) specified above in each year (each an "Interest Payment Date") and at Maturity, at the rate per annum equal to the Interest Rate specified above, until the principal hereof is paid or duly made available for payment; provided, however, that, unless the Holder hereof is entitled to make, and has made, a Specified Currency Payment Election (as hereinafter defined) with respect to one or more such payments, the Company will make all such payments in U.S. dollars in amounts determined as set forth on the reverse hereof. If any Interest Payment Date or the Maturity shown on the face hereof falls on a day that is not a Market Day, the related payment of principal, premium, if any, or interest will be made on the next succeeding Market Day as if made on the date such payment was due, and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the fifteenth day next preceding such Interest Payment Date, unless a different Regular Record Date is specified above (the "Regular Record Date"); provided, however, that interest payable at Maturity will be payable to the person to whom principal shall be payable; and provided, further, that if the Date of Issue is after a Regular Record Date and before the next succeeding Interest Payment Date the first



- ------------------------
* Include U.S. federal income tax original issue discount legend if and when regulations require.
      Note:  This form of Security does not cover zero-coupon securities.

payment of interest shall be payable on the second Interest Payment Date following the Date of Issue to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date. Any such interest which is payable, but not so punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the principal corporate trust office of the Issuing and Paying Agent in the Borough of Manhattan, The City of New York, or such other office or agency of the Company maintained by it for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal of (and premium, if any) and interest on this Security due will be made in immediately available funds at such corporate trust office or such other office or agency if this Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures; and provided, further, that, at the option of the Company, payment of interest (other than interest payable at Maturity) may be made by check mailed to the address of the Holder as such address shall appear in the Security Register; and provided, further, that if this Security is denominated in a Specified Currency, the Holder hereof is entitled to make, and has made, a Specified Currency Payment Election with respect to such payments, the Exchange Rate Agent is able to convert such payments as provided below and the Specified Currency is not unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Company, then (i) the payment of interest on this Security will be made in the Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of such debts) by check drawn upon a bank office located outside the United States and mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, and
(ii) the payment of principal (and premium, if any) and interest due at Maturity will be made in such Specified Currency (or, if applicable, such other coin or currency) by wire transfer of immediately available funds to an account maintained by the Holder hereof with a bank office located in the country which issued the Specified Currency upon presentation of this Security to the Paying Agent in time for such wire transfer to be made by the Paying Agent in accordance with its normal procedures. Unless otherwise specified above, if this Security is denominated in a Specified Currency the Holder hereof may elect to receive payments of principal of (and premium, if any) and interest in such Specified Currency (a "Specified Currency Payment Election") by delivery of a written request (including, in the case of an election with respect to payments at Maturity, appropriate wire transfer instructions to be received by the Issuing and Paying Agent no later than the relevant Record Date) to the Issuing and Paying Agent at its principal corporate trust office referred to above on or prior to the relevant Regular Record Date or the sixteenth day prior to Maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or by facsimile transmission. A Holder of a Security denominated in a Specified Currency may elect to receive payment in the Specified Currency for all principal (and premium, if any) and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Issuing & Paying Agent, but written notice of any such revocation must be received by the Issuing & Paying Agent on or prior to the relevant Regular Record Date or the sixteenth day prior to Maturity, as the case may be.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by manual or facsimile signature under its corporate seal.

                                                 USX CORPORATION


[CORPORATE SEAL]
                                                 By
                                                   ----------------------------
                                                   Name:
                                                   Title:

Attest:



- ---------------------------------

Dated:                     , 199
      ---------------------     -

         TRUSTEE'S
         CERTIFICATE OF
         AUTHENTICATION

This is one of the Securities
of the Series designated
therein referred to in the
within-mentioned Indenture

PNC BANK, National Association, as Trustee


By THE FIRST NATIONAL BANK OF BOSTON,
   as Issuing and Paying Agent


By
  ----------------------------------
            Authorized Signatory

                         [Form of Reverse of Security]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under the Indenture, dated as of March 15, 1993 (herein called the "Indenture"), between the Company and PNC Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited to an aggregate principal amount not to exceed $750,000,000 (or if Securities of this series are to be Original Issue Discount Securities or are to be denominated in one or more Specified Currencies or with the amount payable in respect of principal or any premium or interest to be determined by reference to the value, rate or price of one or more specified indices ("Indexed Securities"), such principal amount as shall result in an aggregate initial offering price of Securities equivalent to not more than $750,000,000), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities, which may be offered or sold either in the United States or outside the United States or both simultaneously. Except as may be otherwise stated on the face hereof, the Securities of this series are issuable only as registered Securities, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof (or in the case of Securities denominated in a Specified Currency, in such minimum denomination not less than the equivalent of $100,000 in such Specified Currency on the basis of the noon buying rate for cable transfers in The City of New York as certified for customs purposes by (or, if not so certified, as otherwise determined by) the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Currency on the date the Company agrees to issue such Security, and such greater denomination or denominations as shall be set forth on the face thereof). The Securities of this series may be issued from time to time in various principal amounts and currencies or currency units, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions, if any, and may otherwise vary. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         The Securities are general, direct, unconditional and unsecured obligations of the Company.

         If this Security is designated on the face hereof as an Original Issue Discount Security, then, notwithstanding anything to the contrary contained in this Security, upon the redemption or acceleration of Maturity of this Security there shall be payable, in lieu of the principal amount due at the Stated Maturity hereof, as specified on the face hereof, an amount equal to the Amortized Face Amount of this Security. The "Amortized Face Amount" shall be the amount equal to (a) the issue price of this Security (as defined below), plus (b) that portion of the difference between the issue price and the principal amount of this Security that has been amortized at the Stated Yield (as defined below) of this Security (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the principal amount of this Security due at the Stated Maturity hereof. As used in the previous sentence "issue price" means the principal amount due at the Stated Maturity hereof less the Total Amount of OID of this Security specified on the face hereof and the "Stated Yield" means the Yield to Maturity specified on the face hereof (or if not so specified, the yield to maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Date of Issue to the Stated Maturity on the basis of the issue price and such principal amount.

         If this Security is denominated in a Specified Currency, unless the Holder hereof is entitled to make, and has made, a Specified Currency Payment Election with respect to such payments as provided on the face hereof, the Holder of this Security shall receive payments of principal (and premium, if any) and interest in U.S. dollars at an exchange rate based on the highest bid quotation in The City of New York received by the Exchange Rate Agent (who, unless otherwise specified on the face hereof, shall be the Issuing and Paying Agent) at approximately 11:00 A.M., New York City time, on the second Market Day with respect to this Security preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all Holders of Securities of this series denominated in such Specified Currency and scheduled to receive U.S. dollar payment on such payment date and at which the applicable dealer commits to execute a contract. "Market Day" means (a) with respect to any Security (unless otherwise provided in this definition), any Business Day, (b) with respect to Securities that bear interest on the basis of the London Interbank Offered Rate as determined from time to time, any Business Day that is also a London Banking Day ("London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market), (c) with respect to Securities denominated in a Foreign Currency (other than Securities denominated in European Currency Units ("ECUs")), any Business Day that, in the principal financial center of the country of the Specified Currency, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close and (d) with respect to Securities denominated in ECUs, any Business Day that is also designated as an ECU settlement day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day in which payments in ECUs are made. All currency exchange costs incurred by the Company in converting a Specified Currency into U.S. dollars in order to make payments hereon will be borne by the Holder of this Security by deductions from such payments. If such bid quotations are not available, or if a Specified Currency Payment Election has been made with respect to such payments, payments will be made in the Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of such debts); provided, however, that if such Specified Currency (or, if applicable, such other coin or currency) is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, the Company will be entitled to make payments in U.S. dollars on the basis of the Market Exchange Rate for such Specified Currency (or, if applicable, such other coin or currency) on the second Market Day prior to such payment or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated hereon.

         If one or more Redemption Dates (or ranges of Redemption Dates) is specified on the face hereof, this Security is subject to redemption upon not less than 30 days' notice by mail, on any such date (or during any such range), as a whole, or from time to time in part, at the election of the Company, at a Redemption Price determined as provided in the next succeeding sentence, together with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder hereof (or one or more Predecessor Securities) of record at the close of business on the Regular Record Dates referred to on the face hereof, all as provided in the Indenture. If applicable, the "Redemption Price" for any such redemption shall be the amount determined by multiplying the Redemption Percentage specified on the face hereof with respect to the relevant Redemption Date (or range of such dates), by the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed.

         Notice of redemption having been given as aforesaid, this Security (or the portion of the principal amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest. In the case of any partial redemption at the election of the Company of Securities of this series, the Securities of a particular tenor to be redeemed shall be selected by the Trustee not more than 45 days prior to the Redemption Date by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities. In the event of any redemption of this Security in part only, a new Security or Securities of this series of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall not be less than the minimum denomination of this Security.

         If one or more Redemption Dates (Option of Holder) (or ranges of such dates) is specified on the face hereof, this Security is subject to redemption on any such date (or during any such range) or, if such date is not a Market Day, on the first Market Day following such date, as a whole or from time to time in part, at the election of the Holder hereof, at a Redemption Price determined as provided above together with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder hereof of record at the close of business on the Regular Record Date referred to on the face hereof, all as provided in the Indenture. Such election shall be effected by the Holder hereof delivering to the Company at the principal corporate trust office of the Issuing & Paying Agent in the Borough of Manhattan, The City of New York, or such other office or agency of the Company maintained by it for that purpose in the Borough of Manhattan, The City of New York, not less than 30 nor more than 60 days prior to the date on which this Security is to be redeemed, or during such other Notice Period specified on the face hereof, a notice requesting such redemption in the form described below and specifying the date upon which this Security is to be redeemed. Any notice given by a Holder pursuant to this paragraph shall consist of either (i) this Security with the form entitled "Option to Elect Redemption" set forth at the end of this Security duly completed or (ii) a telegram, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder hereof, the principal amount of this Security, the principal amount of this Security to be redeemed, the certificate number or a description of the terms of this Security, a statement that the option to elect redemption is being exercised thereby and a guarantee that this Security, together with the duly completed form entitled "Option to Elect Redemption" below, will be received by the Issuing & Paying Agent not later than the fifth Market Day after the date of such telegram, facsimile transmission or letter; provided, however, that such telegram, facsimile transmission or letter shall only be effective if this Security and form duly completed are received by such Issuing & Paying Agent by such fifth Business Day. Exercise of the redemption option by the Holder hereof will be irrevocable. If applicable, the "Redemption Price" for any such redemption shall be determined by multiplying the Redemption Percentage (Option of Holder) specified on the face hereof with respect to the relevant Redemption Date (Option of Holder) (or range of such dates) by the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed, together with interest accrued thereon to the Redemption Date; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed.

         The Indenture contains provisions for defeasance and covenant defeasance at any time of the entire indebtedness on this Security upon compliance by the Company with certain conditions set forth therein.

         If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (or, in the case of Original Issue Discount Securities the Amortized Face Amount thereof) may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Debt Security register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Security registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. In the event of any redemption at the election of the Company, the Trustee shall not be required to exchange or register a transfer of (a) any Securities of this series of like tenor for a period of fifteen days next preceding the mailing of any notice of redemption, or (b) any Security selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed. Following the exercise of a redemption option by the Holder hereof, the Trustee shall not be required to issue, register the transfer of or exchange that portion of this Security with respect to which such option has been exercised.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Securities of this series may be issued in the form of one or more Global Securities to The Depository Trust Company as depositary for the Global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee. If the face of this Security contains a legend indicating that this Security is a Global Security so registered, the transfer and exchange hereof is subject to the additional limitations set forth in such legend.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                          -------------------------

                                ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common

         TEN ENT - as tenants by the entireties

         JT TEN  - as joint tenants with right of survivorship
                                  and not as tenants in common

         UNIF GIFT MIN ACT -                Custodian
                             --------------           ----------------
                               (Custodian)                 (Minor)

         Under Uniform Gifts to Minors Act (           )
                                            -----------
                                              (State)

Additional abbreviations may also be used though not in the above list.

                          -------------------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


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    (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

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the within Security and all rights thereunder, hereby irrevocably constituting and appointing
               --------------------------------------------------------------
attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:                              X
      ------------------             ------------------------------------------
                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                           OPTION TO ELECT REDEMPTION

                 The undersigned hereby irrevocably requests and instructs USX CORPORATION to redeem the within Security (or portion thereof specified below) pursuant to its terms at the Redemption Price, to the undersigned at

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE
                                 UNDERSIGNED)

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- ------------------------------------------------------------------------------

                 If less than the entire principal amount of the within Security is to be redeemed, specify the portion thereof which the Holder elects to have redeemed:
- ----------------------------------------------------------------------- ; and
specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the Holder for the portion of the within Security not being redeemed (in the absence of any such specification, one such Security will be issued for the portion not being redeemed):

- -----------------------------------------------------------------------------.


Dated:
      -------------                    ----------------------------------------
                                       NOTICE:  This signature on this Option
                                       to Elect Redemption must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

                           [Form of Face of Security]



REGISTERED                                                            REGISTERED


                                USX CORPORATION

No. FLRA-____             MEDIUM-TERM NOTE, SERIES C              CUSIP ________
                                 (Floating Rate)




[INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]


PRINCIPAL AMOUNT AND CURRENCY                      EXCHANGE RATE AGENT:
  OR CURRENCY UNIT:


DENOMINATIONS
  (IF OTHER THAN U.S. DOLLARS OR THE U.S. DOLLAR
   DENOMINATIONS SET FORTH ON THE REVERSE):


OPTION TO RECEIVE PAYMENT                          STATED MATURITY OF SECURITY:
  IN SPECIFIED CURRENCY:
       YES: ___    NO: ___


DATE OF ISSUE:                                     COMPUTATION PERIOD:


INTEREST RATE BASIS:                               REGULAR RECORD DATE(S):


INTEREST PAYMENT DATE(S):                          SPREAD (PLUS OR MINUS):


INDEX MATURITY:                                    SPREAD MULTIPLIER:

INITIAL INTEREST RATE:                             MINIMUM INTEREST RATE:


MAXIMUM INTEREST RATE:                             INTEREST PAYMENT MONTH(S):


INTEREST PAYMENT PERIOD                            INTEREST RESET MONTH(S):
(monthly, quarterly, semi-annually or annually):


INTEREST RESET PERIOD                              INTEREST DETERMINATION
(monthly, quarterly, semi-annually or annually):   DATE(S):



CALCULATION DATE(S):                               CALCULATION AGENT:  The
                                                   First National Bank of Boston


INTEREST RESET DATE(S):                            REDEMPTION PERCENTAGE(S):


REDEMPTION DATE(S):                                REDEMPTION PERCENTAGE(S)
                                                    (OPTION OF HOLDER):


REDEMPTION DATE(S)                                 [ORIGINAL ISSUE DISCOUNT
 (OPTION OF HOLDER):                               SECURITY:]*


NOTICE PERIOD:


OTHER PROVISIONS:



       USX CORPORATION, a corporation duly organized under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- Cede & Co., as nominee for The Depository Trust Company] [__________________________________________________________], or registered assigns, the principal amount specified above (any currency or currency unit other than U.S. dollars being hereinafter referred to as a "Specified Currency") on the Stated Maturity specified above and to pay interest thereon, from and including the Date of Issue specified above (the "Date of Issue") or from and including the most recent Interest Payment Date to which interest on this Security (or any Predecessor Security) has been paid or duly provided for to, but excluding, the Interest Payment Date (as hereinafter defined), at a rate per annum equal to the Initial Interest Rate specified above (the "Initial Interest Rate") until the first Interest Reset Date (as defined on the reverse hereof) following the Date of Issue and thereafter at a

- -------------------------
* Include U.S. federal income tax original issue discount legend if and when regulations require. Note: This form of Security does not cover zero-coupon securities.

rate determined in accordance with the provisions on the reverse hereof under the heading "Determination of Commercial Paper Rate", "Determination of Prime Rate", "Determination of CD Rate", "Determination of Federal Funds Rate", "Determination of LIBOR" or "Determination of Treasury Rate", depending upon whether the Interest Rate Basis specified above is Commercial Paper Rate, Prime Rate, CD Rate, Federal Funds Rate, LIBOR or Treasury Rate, until the principal hereof is paid or duly made available for payment; provided, however, that, unless the Holder hereof is entitled to make, and has made, a Specified Currency Payment Election (as hereinafter defined) with respect to one or more such payments, the Company will make all such payments in respect of this Security in U.S. dollars in amounts determined as set forth on the reverse hereof. Such interest shall be payable by the Company monthly, quarterly, semi- annually or annually as specified above under "Interest Payment Period" and, unless otherwise specified above under "Interest Payment Date(s)", such interest shall be payable by the Company on the third Wednesday of the month or months specified above under "Interest Payment Month(s)" in each year (each date so specified above or, if none is so specified, determined as herein provided, an "Interest Payment Date") and at Maturity. If any Interest Payment Date shown on the face hereof would otherwise be a day that is not a Market Day, the Interest Payment Date shall be postponed to the next day that is a Market Day, except that if the rate of interest on this Security shall be determined in accordance with the provisions of the heading "Determination of LIBOR" above, and such Market Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Market Day. If the Maturity of this Security would otherwise be a day that is not a Market Day, the payment of principal (and premium, if any) and interest may be made on the next succeeding Market Day, and no interest on such payment will accrue from and after the Maturity. The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the fifteenth day (whether or not a Market Day) next preceding such Interest Payment Date, unless a different Regular Record Date is specified above (the "Regular Record Date"); provided, however, that interest payable at Maturity will be payable to the Person to whom principal shall be payable; and provided, further, that if the Date of Issue is after a Regular Record Date and before the next succeeding Interest Payment Date the first payment of interest shall be payable on the second Interest Payment Date following the Date of Issue to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date. Any such interest which is payable, but not so punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

       Payment of the principal of (and premium, if any) or interest on this Security will be made at the principal corporate trust office of the Issuing and Paying Agent in the Borough of Manhattan, The City of New York, or such other office or agency of the Company maintained by it for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal of (and premium, if any) and interest on this Security due will be made in immediately available funds at such corporate trust office or such other office or agency if this Security is presented to the Paying Agent in time for the Paying Agent to make such payments in accordance with its normal procedures; and provided, further, that at the option of the Company payment of interest (other than interest payable at Maturity) may be made by check and mailed to the address of the Holder as such address shall appear in the Security Register; and provided, further, that if this Security is denominated in a Specified Currency, the Holder hereof is entitled to make, and has made, a Specified Currency Payment Election with respect to such payments, the Exchange Rate Agent is able to convert such payments as provided below and the Specified Currency is not unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Company, then (i) the payment of interest on this Security will be made in the Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of such debts) by check drawn upon a bank office located outside the United States and mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, and (ii) payment of principal (and premium, if any) and interest due at Maturity will be made in such Specified Currency (or, if applicable, such other coin or currency) by wire transfer of immediately available funds to an account maintained by the Holder hereof with a bank office located in the country which issued the Specified Currency upon presentation of this Security to the Paying Agent in time for such wire transfer to be made by the Paying Agent in accordance with its normal procedures. Unless otherwise specified above, if this Security is denominated in a Specified Currency, the Holder hereof may elect to receive payments of principal of (and premium, if any) and interest on this Security in such Specified Currency (a "Specified Currency Payment Election") by delivery of a written request (including, in the case of an election with respect to payments at Maturity, appropriate wire transfer instructions) to the Issuing and Paying Agent at its principal corporate trust office referred to above on or prior to the relevant Regular Record Date or the sixteenth day prior to Maturity, as the case may be. Such request shall be in writing (mailed or hand delivered) or by facsimile transmission. A Holder of a Security denominated in a Specified Currency may elect to receive payment in the Specified Currency for all principal (and premium, if any) and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Issuing and Paying Agent, but written notice of any such revocation must be received by the Issuing and Paying Agent on or prior to the relevant Regular Record Date or the sixteenth day prior to Maturity, as the case may be.

       Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by manual or facsimile signature under its corporate seal.

                                        USX CORPORATION


[CORPORATE SEAL]
                                                  By
                                                    ----------------------------
                                                    Name:
                                                    Title:
Attest:


- ---------------------------------

Dated:  ____________________, 199_

         TRUSTEE'S
         CERTIFICATE OF
         AUTHENTICATION

This is one of the Securities
of the series designated
therein referred to in the
within-mentioned Indenture.

PNC BANK, National Association, as Trustee



By THE FIRST NATIONAL BANK OF BOSTON,
  as Issuing and Paying Agent


By
  ------------------------------------
              Authorized Signatory

                         (Form of Reverse of Security)

       This Security is one of a duly authorized issue of securities of the Company (the "Securities") issued and to be issued in one or more series under the Indenture, dated as of March 15, 1993 (the "Indenture"), between the Company and PNC Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited to an aggregate principal amount not to exceed $750,000,000 (or, if Securities of this series are to be Original Issue Discount Securities or are to be denominated in one or more Specified Currencies or with the amount payable in respect of principal of or any premium or interest to be determined by reference to the value, rate or price of one or more specified indices ("Indexed Securities"), such principal amount as shall result in an aggregate initial offering price of Securities equivalent to no more than $750,000,000), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities, which may be offered or sold either in the United States or outside the United States or both simultaneously. Except as otherwise may be stated on the face hereof, the Securities of this series are issuable only as registered Securities, without coupons, in denominations of $100,000 and integral multiples of $1,000 in excess thereof (or in the case of Securities denominated in a Specified Currency, in such minimum denomination not less than the equivalent of $100,000 in such Specified Currency on the basis of the noon buying rate for cable transfers in The City of New York as certified for customs purposes by (or, if not so certified, as otherwise determined by) the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Currency on the date the Company agrees to issue such Security and such greater denomination or denominations as shall be set forth on the face thereof). The Securities of this series may be issued from time to time in various principal amounts and currencies or currency units, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions, if any, and may otherwise vary. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

       The Securities are general, direct, unconditional and unsecured obligations of the Company.

       Accrued interest hereon shall be calculated by multiplying the principal amount specified on the face hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal rounded upwards, if necessary, as described below) for each such day shall be computed by dividing the interest rate (expressed as a decimal rounded upwards, if necessary, as described below) applicable to such day by 360, if the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, Prime Rate, CD Rate, Federal Funds Rate or LIBOR, by the actual number of days in the year (365 or 366, as the case may be) if the Interest Rate Basis specified on the face hereof is the Treasury Rate, or by the number of days in the Computation Period specified on the face hereof. Except as otherwise provided herein, all percentages resulting from any calculation with respect to this Security will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544%
(or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts and all amounts in Specified Currencies used in or resulting from such calculations will be rounded to the nearest cent, or, if this Security is denominated in a Specified Currency, the nearest unit (with one-half cent and one-half unit being rounded upwards).

       The rate of interest on this Security will be reset daily, weekly, monthly, quarterly, semi-annually or annually, as specified on the face hereof under Interest Reset Period (each date upon which interest is so reset as provided below being hereinafter referred to as an "Interest Reset Date"), and the interest rate in effect on any day shall be (a) if such day is an Interest Reset Date, the interest rate for such Interest Reset Date or (b) if such day is not an Interest Reset Date the interest rate for the immediately preceding Interest Reset Date; provided, however, that the interest rate in effect from the Date of Issue of this Security (or one or more Predecessor Securities) to but excluding the first Interest Reset Date will be the Initial Interest Rate. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof and in no event shall be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. Unless otherwise specified on the face hereof and except as provided in the next succeeding sentence, the Interest Reset Date with respect to this Security will be, if the Interest Reset Period specified on the face hereof is daily, each Market Day (as defined below); if the Interest Reset Period specified on the face hereof is weekly (unless the Interest Rate Basis specified on the face hereof is the Treasury Rate), the Wednesday of each week; if the Interest Reset Period specified on the face hereof is weekly and the Interest Rate Basis specified on the face hereof is the Treasury Rate, except as otherwise provided below, the Tuesday of each week; if the Interest Reset Period specified on the face hereof is monthly, the third Wednesday of each month; if the Interest Reset Period specified on the face hereof is quarterly, the third Wednesday of each March, June, September and December; if the Interest Reset Period specified on the face hereof is semi-annually, the third Wednesday of two months in each year specified under "Interest Reset Month(s)" on the face hereof; and if the Interest Reset Period specified on the face hereof is annually, the third Wednesday of the month in each year specified under "Interest Reset Month(s)" on the face hereof. If, pursuant to the preceding sentence, any Interest Reset Date would otherwise be a day that is not a Market Day with respect to this Security, the Interest Reset Date shall be the next succeeding day that is a Market Day with respect to this Security, except that if the Interest Rate Basis specified on the face hereof is LIBOR and the next succeeding Market Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Security shall be the rate determined in accordance with the provisions of the applicable heading below.

       "Market Day" means (a) with respect to any Security (unless otherwise provided in this definition), any Business Day, (b) with respect to Securities that bear interest on the basis of the London Interbank Offered Rate as determined from time to time, any Business Day that is also a London Banking Day ("London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market), (c) with respect to Securities denominated in a Foreign Currency (other than Securities denominated in European Currency Units ("ECUs")), any Business Day that, in the principal financial center of the country of the Specified Currency, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close and (d) with respect to Securities denominated in ECUs, any Business Day that is also designated as an ECU settlement day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day in which payments in ECUs are made.

       Determination of Commercial Paper Rate. If the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the Money Market Yield (calculated as described below) of the rate on the second Market Day with respect to this Security immediately preceding such Interest Reset Date (the "Commercial Paper Interest Determination Date") for commercial paper having the Index Maturity specified on the face hereof, (i) as published in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication published by the Board of Governors of the Federal Reserve System ("H.15(519)"), under the heading "Commercial Paper", or (ii) if such rate is not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then as published in "Composite 3:30 P.M. Quotations for U.S. Government Securities", or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations"), under the heading "Commercial Paper", or (b) if such rate is not published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date, the Money Market Yield of the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the offered rates, as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if at least two of the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate shall be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

       "Money Market Yield" shall be a yield (expressed as a percentage rounded upwards, if necessary, to the next higher one-hundred thousandth of a percentage point), calculated in accordance with the following formula:

                                                   D x 360
                     Money Market Yield =        ------------  x 100
                                                 360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

       Determination of Prime Rate. If the Interest Rate Basis specified on the face hereof is the Prime Rate, the Interest Rate with respect to this Security for any Interest Reset Date shall equal (a) the rate on the second Business Day with respect to this Security immediately preceding such Interest Reset Date (the "Prime Rate Interest Determination Date") as published in H.15(519) under the heading "Bank Prime Loan"; (b) if such rate is not so published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Prime Rate Interest Determination Date, the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page as such bank's prime rate or base lending rate as in effect for that Prime Rate Interest Determination Date, (c) if fewer than four such rates but more than one such rate appear on the Reuters Screen NYMF Page for that Prime Rate Interest Determination Date, the Prime Rate will be the arithmetic mean, as calculated by the Calculation Agent, of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent, and (d) if fewer than two quotations are provided, the Prime Rate shall be determined on the basis of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least $500 million and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication of the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

       Determination of CD Rate. If the Interest Rate Basis specified on the face hereof is the CD Rate, the Interest Rate with respect to any Interest Reset Date shall equal (a) the rate on the second Business Day with respect to this Security immediately preceding such Interest Reset Date (the "CD Rate Interest Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof, (i) as published in H.15(519) under the heading "CDs (Secondary Market)", or (ii) such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, then as published in Composite Quotations under the heading "Certificates of Deposit", or (b) if such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date the arithmetic mean, as calculated by the Calculation Agent, of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000 in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication of the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate will be the CD Rate in effect on such CD Rate Interest Determination Date.

       Determination of Federal Funds Rate. If the Interest Rate Basis specified on the face hereof is the Federal Funds Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the rate on the second Market Day with respect to this Security immediately preceding such Interest Reset Date (the "Federal Funds Interest Determination Date") for Federal Funds having the Index Maturity specified on the face hereof (i) as published in H.15(519) under the heading "Federal Funds (Effective)" or (ii) if such rate is not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then as published in Composite Quotations under the heading "Federal Funds/ Rate" or (b) if by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the rates, as of 11:00 A.M., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

       Determination of LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate with respect to this Security for any Interest Reset Date shall be determined by the Calculation Agent in accordance with the following provisions:

                     (i) On each Interest Determination Date shown on the face hereof, LIBOR will be, as shown on the face hereof, (a) the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity shown on the face hereof, commencing on the second London Banking Day (as defined below) immediately following such Interest Determination Date, that appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on such Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (b) the rate for deposits in U.S. dollars having the Index Maturity shown on the face hereof, commencing on the second London Banking Day immediately following such Interest Determination Date, that appears on the Telerate Page 3750 as of 11:00 A.M., London time, on such Interest Determination Date ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace page "3750" on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is shown on the face hereof, LIBOR will be determined as if LIBOR Reuters had been so designated. If two or more offered rates appear on the Reuters Screen LIBO Page, the rate in respect of such LIBOR Interest Determination Date will be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of such offered rates as determined by the Calculation Agent. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that Interest Determination Date will be determined as if the parties had specified the rate described in (ii) below.

                     (ii) On any Interest Determination Date on which fewer
              than two offered rates appear on the Reuters Screen LIBO Page, as specified in (i)(a) above, or on which no rate appears on Telerate Page 3750, as specified in (i)(b) above, as applicable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity shown on the face hereof are offered at approximately 11:00 A.M., London time, on such Interest Determination Date by four major banks in the London interbank market selected, after consultation with the Company, by the Calculation Agent (the "Reference Banks") to prime banks in the London interbank market commencing on the second London Banking Day immediately following such Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean of all such quotations. If fewer than two quotations are provided, LIBOR in respect of such Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on such Interest Determination Date by three major banks in The City of New York selected, after consultation with the Company, by the Calculation Agent for loans in U.S. dollars to leading European banks having the Index Maturity shown on the face hereof commencing on the second London Banking Day immediately following such Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks in The City of New York selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such Interest Determination Date will be LIBOR in effect on such Interest Determination Date.

              LIBOR determined with respect to any Interest Determination Date will become effective on and as of the second London Banking Day following such Interest Determination Date (the "LIBOR Reset Date"); provided, however, that
(i) the interest rate in effect for the period from the Original Date of Issue to the first LIBOR Reset Date will be the Initial Interest Rate shown on the face hereof and (ii) the interest rate in effect for the ten calendar days immediately preceding the Maturity Date will be that in effect on the tenth calendar day preceding such Maturity Date. The interest rate for each such LIBOR Reset Date shall be LIBOR applicable to such LIBOR Reset Date plus or minus the Spread and/or multiplied by the Spread Multiplier, as shown on the face hereof. "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

       Determination of Treasury Rate. If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills - auction average (investment)" on the Treasury Interest Determination Date (as defined below) or (b) if such rate is not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury or (c) in the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided in (a) or (b) above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held in a particular week, the yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the secondary market bid rates as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if at least two of the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate shall be the Treasury Rate on such Treasury Interest Determination Date.

       The "Treasury Interest Determination Date" pertaining to an Interest Reset Date will be the day on which Treasury bills are auctioned for the week in which such Interest Reset Date falls, or if no auction is held for such week, the Monday of such week (or if Monday is a legal holiday, the next succeeding Market Day) and the Interest Reset Date will be the Market Day immediately following such Treasury Interest Determination Date. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is held for such week on Monday or the preceding Friday, such Monday or preceding Friday shall be the Treasury Interest Determination Date for such week, and the Interest Reset Date for such week shall be the Tuesday of such week (or, if such Tuesday is not a Market Day, the next succeeding Market Day). If the auction for such week is held on any day of such week other than Monday, then such date shall be the Treasury Interest Determination Date and the Interest Reset Date for such week shall be the next succeeding Market Day.

       Unless otherwise specified on the face hereof, the Calculation Date pertaining (a) to any Commercial Paper Rate Interest Determination Date, CD Rate Interest Determination Date, Treasury Interest Determination Date or Federal Funds Rate Interest Determination Date, as the case may be, shall be the earlier of the (i) tenth day after such interest determination date or, if any such day is not a Market Day with respect to this Security, the next succeeding Market Day and (ii) the Market Day next preceding such Interest Payment Date or date of Maturity, as the case may be and (b) to any Prime Rate Interest Determination Date or LIBOR Interest Determination Date shall be such Prime Rate Interest Determination Date or such LIBOR Interest Determination Date, as the case may be. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date. Unless otherwise specified on the face hereof, the Calculation Agent shall be the Trustee.

       If this Security is designated on the face hereof as an Original Issue Discount Security, then, notwithstanding anything to the contrary contained in this Security, upon the redemption or acceleration of Maturity of this Security there shall be payable, in lieu of the principal amount due at the Stated Maturity hereof, as specified on the face hereof, an amount equal to the Amortized Face Amount of this Security. The "Amortized Face Amount" shall be the amount equal to (a) the issue price of this Security (as defined below), plus (b) that portion of the difference between the issue price and the principal amount of this Security that has been amortized at the Stated Yield (as defined below) of this Security (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the principal amount of this Security due at the Stated Maturity hereof. As used in the previous sentence "issue price" means the principal amount due at the Stated Maturity hereof less the Total Amount of OID specified on the face hereof and the "Stated Yield" means the Yield to Maturity specified on the face hereof (or if not so specified, the yield to maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Date of Issue to the Stated Maturity on the basis of the issue price and such principal amount.

       If this Security is denominated in a Specified Currency, unless the Holder hereof is entitled to make, and has made, a Specified Currency Payment Election with respect to such payments as provided on the face hereof, the Holder of this Security shall receive payments of principal (and premium, if any) and interest in U.S. dollars at an exchange rate based on the highest bid quotation in The City of New York received by the Exchange Rate Agent (who, unless otherwise specified on the face hereof, shall be the Issuing and Paying Agent) at approximately 11:00 A.M., New York City time, on the second Market Day with respect to this Security preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of such Specified Currency payable to all Holders of Securities of this series denominated in such Specified Currency and scheduled to receive U.S. dollar payment on such payment date and at which the applicable dealer commits to execute a contract. All currency exchange costs incurred by the Company in converting a Specified Currency into U.S. dollars in order to make payments hereon will be borne by the Holder of this Security by deductions from such payments. If such bid quotations are not available, or if a Specified Currency Payment Election has been made with respect to such payments, payments will be made in the Specified Currency (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of such debts); provided, however, that if such Specified Currency (or, if applicable, such other coin or currency) is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, the Company will be entitled to make payments in U.S. dollars on the basis of the Market Exchange Rate for such specified currency (or, if applicable, such other coin or currency) on the second Market Day prior to such payment or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise indicated hereon.

       If one or more Redemption Dates (or ranges of Redemption Dates) is specified on the face hereof, this Security is subject to redemption upon not less than 30 days' notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, at the option of the Company, at a Redemption Price determined as provided in the next succeeding sentence, together with accrued interest to the Redemption Date; but interest instalments whose Stated Maturity on or prior to the

Redemption Date will be payable to the Holder hereof (or one or more Predecessor Securities) of record at the close of business on the Regular Record Dates referred to on the face hereof, all as provided in the Indenture. If applicable, the "Redemption Price" for any such redemption shall be the amount determined by multiplying the Redemption Percentage specified on the face hereof with respect to the relevant Redemption Date (or range of such dates) by the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed.

       Notice of redemption having been given as aforesaid, this Security (or the portion of the principal amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest. In the case of any partial redemption at the election of the Company of Securities of this series, the Securities of a particular tenor to be redeemed shall be selected by the Trustee not more than 45 days prior to the Redemption Date by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities. In the event of any redemption of this Security in part only, a new Security or Securities of this series of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall not be less than the minimum denomination of this Security.

       If one or more Redemption Dates (Option of Holder) (or ranges of such dates) is specified on the face hereof, this Security is subject to redemption on any such date (or during any such range) or, if such date is not a Market Day, on the first Market Day following such date, as a whole or from time to time in part, at the election of the Holder hereof at a Redemption Price determined as provided in the fifth succeeding sentence together with accrued interest thereon to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder hereof of record at the close of business on the Regular Record Date referred to on the face hereof, all as provided in the Indenture. Such election shall be effected by the Holder hereof delivering to the Company at the principal corporate trust office of the Issuing and Paying Agent in the Borough of Manhattan, The City of New York, or such other office or agency of the Company maintained by it for that purpose in the Borough of Manhattan, The City of New York, not less than 30 nor more than 60 days prior to the date on which this Security is to be redeemed, or during such other Notice Period specified on the face hereof, a notice requesting such redemption in the form described below and specifying the date upon which this Security is to be redeemed. Any notice given by a Holder pursuant to this paragraph shall consist of either (i) this Security with the form entitled "Option to Elect Redemption" set forth of the end of this Security duly completed or (ii) a telegram, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder hereof, the principal amount of this Security, the principal amount of this Security to be redeemed, the certificate number or a description of the terms of this Security, a statement that the option to elect redemption is being exercised thereby and a guarantee that this Security, together with the duly completed form entitled "Option to Elect Redemption" below, will be received by the Issuing and Paying Agent not later than the fifth Market Day after the date of such telegram, facsimile transmission or letter; provided, however, that such telegram, facsimile transmission or letter shall only be effective if this Security and form duly completed are received by the Issuing and Paying Agent by such fifth Market Day. Exercise of the redemption option by the Holder hereof will be irrevocable. If applicable, the "Redemption Price" for any such redemption shall be the amount determined by multiplying the Redemption Percentage (Option of Holder), specified on the face hereof with respect to the relevant Redemption Date (Option of Holder) (or range of such dates) by the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed, together with the interest accrued thereon to the Redemption Date; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed.

       The Indenture contains provisions for defeasance and covenant defeasance at any time of the entire indebtedness on this Security upon compliance by the Company with certain conditions set forth therein.

       If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (or, in the case of Original Issue Discount Securities, the Amortized Face Amount thereof) may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of the interest, if any, on the Securities of this series shall terminate.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

       As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Debt Security register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Security registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

       As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. In the event of any redemption at the election of the Company, the Trustee shall not be required to exchange or register a transfer of (a) any Securities of this series of like tenor for a period of fifteen days next preceding the mailing of any notice of redemption, or (b) any Security selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed. Following the exercise of any redemption option by the Holder hereof, the Trustee shall not be required to issue, register the transfer of or exchange that portion of this Security with respect to which such option has been exercised.

       No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       The Securities of this series may be issued in the form of one or more Global Securities to The Depository Trust Company as depositary for the Global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee. If the face of this Security contains a legend indicating that this Security is a Global Security so registered, the transfer and exchange hereof is subject to the additional limitations set forth in such legend.

       Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

       All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                ---------------
                                 ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

       TEN COM       - as tenants in common

       TEN ENT       - as tenants by the entireties

       JT TEN        - as joint tenants with right of survivorship
                             and not as tenants in common

       UNIF GIFT MIN ACT - ______________ Custodian ________________
                            (Custodian)                  (Minor)

       Under Uniform Gifts to Minors Act (___________)
                                            (State)

Additional abbreviations may also be used though not in the above list.

                                ---------------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

- --------------------------------------------------------------------------------
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

- --------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing
              ----------------------------------------------------------------
attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:                                X
      -------------------             ----------------------------------------
                                      NOTICE:  The signature to this
                                      assignment must correspond with the name as written upon the face of the within instrument in every particlar, without alteration or enlargement or any change whatever.

                           OPTION TO ELECT REDEMPTION

              The undersigned hereby irrevocably requests and instructs USX CORPORATION to redeem the within Security (or portion thereof specified below) pursuant to its terms at the Redemption Price, to the undersigned at


- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF THE UNDERSIGNED)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

              If less than the entire principal amount of the within Security is to be redeemed, specify the portion thereof which the Holder elects to have redeemed:

- ------------------------------------------------------------------ ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the Holder for the portion of the within Security not being redeemed (in the absence of any such specification, one such Security will be issued for the portion not being redeemed):

- -------------------------------------------------------------------------------.



Dated:
      --------------------               --------------------------------------
                                         NOTICE:  This signature on this Option
                                         to Elect Redemption must correspond
                                         with the name as written upon the face
                                         of the within instrument in every
                                         particular without alteration or
                                         enlargement.